                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 1, 2011

                     TACTICAL DIVERSIFIED FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                        000-50718                          13-4224248
---------------                       ----------------                  --------------------
(State or other                (Commission File          (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                           522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 296-1999

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
     (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 1, 2011,  the registrant  issued  7,795.1705 units of limited partnership interest (“Units”) in  exchange  for $8,263,426  in a transaction  that was not registered under the Securities Act. The Units were issued in reliance upon applicable  exemptions from registration under  Section  4(2) of the Act and  Section  506 of  Regulation  D  promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

TACTICAL DIVERSIFIED FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By /s/ Walter Davis
       -----------------------
       Walter Davis
       President and Director

By /s/ Brian Centner
       ------------------------
       Brian Centner
       Chief Financial Officer

Date:  December 5, 2011

                           Ceres Managed Futures LLC
                           522 Fifth Avenue - 14th Floor
                               New York, NY 10036

December 5, 2011
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Tactical Diversified Futures Fund L.P.
           Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Tactical Diversified Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange  Commission  (the  "Commission"),  we
transmit  herewith for filing with the  Commission via EDGAR a Current Report on
Form 8-K  pursuant  to the  Securities  Exchange  Act of 1934 and the  rules and regulations thereunder.

Should  members of the  Commission's  staff have any  questions or comments with respect to this filing,  please contact the undersigned at (212) 296-1296.

Very truly yours,

/s/ Delores Jaramillo
    --------------
    Delores Jaramillo